NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Second Quarter Financial Results

Largo, Florida, July 28, 2021 – CONMED Corporation (NYSE: CNMD) today announced financial results for the second quarter ended June 30, 2021.

Second Quarter 2021 Highlights

•	Sales of $255.2 million increased 61.7% year over year as reported and 58.2% in constant currency.
•	Domestic revenue increased 64.2% year over year.
•	International revenue increased 58.6% year over year as reported and 50.7% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.41, compared to a diluted net loss per share of $0.96 during the second quarter of 2020.
•	Adjusted diluted net earnings per share(1) were $0.71, compared to an adjusted diluted net loss per share of $0.07 during the second quarter of 2020.

“Our solid second quarter results, driven by the strong commitment and exceptional performance of our global team, have positioned us well as we continue to navigate the COVID-19 environment and its impacts on our business,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “Our focus remains on new product innovation and strategically investing in our commercial and operations teams to better serve our global customers and drive shareholder value.”

2021 Outlook

Based on its first six-month results, the Company is increasing its guidance for the full year 2021 and now expects revenue between $1.015 billion and $1.035 billion, compared to its prior guidance of between $1.0 billion and $1.03 billion. Based on recent exchange rates, the Company continues to expect the positive impact to 2021 sales from foreign exchange in the range of 50 to 100 basis points.

The Company now expects full-year 2021 adjusted diluted net earnings per share in the range of $3.15 to $3.25, compared to its prior range of $3.05 to $3.20.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings (loss) per share to adjusted diluted net earnings (loss) per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2021 results.

To participate in the conference call, dial 1-844-889-7792 (domestic) or +1-661-378-9936 (international) and refer to the passcode 7138188.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 7:30 p.m. ET on Wednesday, July 28, 2021, until 7:30 p.m. ET on Wednesday, August 4, 2021. To hear this recording, dial 1-855-859-2056 (domestic) or +1-404-537-3406 (international) and enter the passcode 7138188.

Consolidated Condensed Statements of Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Net sales	$255,161	$157,785	$487,837	$371,796
Cost of sales	113,737	85,856	217,964	180,707
Gross profit	141,424	71,929	269,873	191,089
% of sales	55.4%	45.6%	55.3%	51.4%
Selling & administrative expense	104,399	84,475	202,739	180,343
Research & development expense	11,318	8,700	21,344	18,820
Income (loss) from operations	25,707	(21,246)	45,790	(8,074)
% of sales	10.1%	-13.5%	9.4%	-2.2%
Interest expense	9,420	11,401	19,772	20,993
Other expense	—	89	—	178
Income (loss) before income taxes	16,287	(32,736)	26,018	(29,245)
Provision (benefit) for income taxes	2,997	(5,336)	2,868	(7,772)
Net income (loss)	$13,290	$(27,400)	$23,150	$(21,473)

Basic EPS	$0.46	$(0.96)	$0.80	$(0.75)
Diluted EPS	0.41	(0.96)	0.72	(0.75)

Basic shares	29,125	28,542	29,052	28,506
Diluted shares	32,464	28,542	31,964	28,506

Sales Summary

(in millions, unaudited)

	Three Months Ended June 30,
			% Change
						Domestic	International
	2021	2020	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$107.9	$60.5	78.4%	-5.5%	72.9%	90.7%	71.7%	-8.6%	63.1%
General Surgery	147.3	97.3	51.4%	-2.3%	49.1%	55.7%	42.2%	-7.0%	35.2%
	$255.2	$157.8	61.7%	-3.5%	58.2%	64.2%	58.6%	-7.9%	50.7%

Single-use Products	$208.9	$128.5	62.6%	-3.6%	59.0%	55.8%	72.7%	-8.8%	63.9%
Capital Products	46.3	29.3	58.0%	-3.4%	54.6%	126.6%	19.9%	-5.4%	14.5%
	$255.2	$157.8	61.7%	-3.5%	58.2%	64.2%	58.6%	-7.9%	50.7%

Domestic	$143.6	$87.4	64.2%	0.0%	64.2%
International	111.6	70.4	58.6%	-7.9%	50.7%
	$255.2	$157.8	61.7%	-3.5%	58.2%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2021	2020	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$215.0	$159.8	34.6%	-3.3%	31.3%	33.3%	35.3%	-5.1%	30.2%
General Surgery	272.8	212.0	28.7%	-1.7%	27.0%	28.3%	29.6%	-5.5%	24.1%
	$487.8	$371.8	31.2%	-2.3%	28.9%	29.7%	33.1%	-5.3%	27.8%

Single-use Products	$396.3	$306.2	29.4%	-2.2%	27.2%	26.3%	33.7%	-5.4%	28.3%
Capital Products	91.5	65.6	39.6%	-2.8%	36.8%	51.1%	31.0%	-4.9%	26.1%
	$487.8	$371.8	31.2%	-2.3%	28.9%	29.7%	33.1%	-5.3%	27.8%

Domestic	$267.5	$206.3	29.7%	0.0%	29.7%
International	220.3	165.5	33.1%	-5.3%	27.8%
	$487.8	$371.8	31.2%	-2.3%	28.9%

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income (Loss)

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$141,424	$104,399	$25,707	$9,420	$2,997	18.4%	$13,290	$0.41
% of sales	55.4%	40.9%	10.1%
	$141,424	$104,399	$25,707	$9,420	$2,997		$13,290
Adjusted gross profit %	55.4%
Amortization(6)	$1,500	(6,689)	8,189	(3,586)	2,886		8,889
Adjusted net income		$97,710	$33,896	$5,834	$5,883	21.0%	$22,179	$0.71
% of sales		38.3%	13.3%

Diluted shares outstanding								30,482
Additional potential dilutive shares from in-the-money convertible notes(7)								1,982
Diluted shares, as reported								32,464
Convertible note hedges(8)								(1,362)
Diluted shares, as adjusted								31,102

	Three Months Ended June 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income (Loss)	Diluted EPS
As reported	$71,929	$84,475	$(21,246)	$11,401	$(5,336)	16.3%	$(27,400)	$(0.96)
% of sales	45.6%	53.5%	-13.5%
Plant utilization costs (1)	6,586	—	6,586	—	739		5,847
Product rationalization costs (2)	2,169	(2,095)	4,264	—	460		3,804
Restructuring and related costs (3)	1,087	(2,124)	3,211	—	346		2,865
Manufacturing consolidation costs (4)	1,602	—	1,602	—	144		1,458
Acquisition and integration costs (5)	652	(439)	1,091	—	119		972
	$84,025	$79,817	$(4,492)	$11,401	$(3,528)		$(12,454)
Adjusted gross profit %	53.3%
Amortization(6)	$1,500	(6,955)	8,455	(3,413)	1,280		10,588
Adjusted net income (loss)		$72,862	$3,963	$7,988	$(2,248)	54.6%	$(1,866)	$(0.07)
% of sales		46.2%	2.5%

(1) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.

(2) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales.  The Company also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.

(3) In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of our sales force.

(4) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(5) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and severance and integration costs mainly related to the Buffalo Filter, LLC acquisition.

(6) Includes amortization of intangible assets, deferred financing fees and debt discount.

(7) In 2021, the Company's average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes") resulting in additional potential diluted shares.

(8) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company's convertible note hedge transactions.

Reconciliation of Reported Net Income (Loss) to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Six Months Ended June 30, 2021
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$269,873	$202,739	$45,790	$19,772	$2,868	11.0%	$23,150	$0.72
% of sales	55.3%	41.6%	9.4%
Restructuring and related costs (1)	—	(414)	414	—	109		305
	$269,873	$202,325	$46,204	$19,772	$2,977		$23,455
Adjusted gross profit %	55.3%
Amortization(6)	$3,000	(13,527)	16,527	(7,147)	5,855		17,819
Adjusted net income		$188,798	$62,731	$12,625	$8,832	17.6%	$41,274	$1.34
% of sales		38.7%	12.9%

Diluted shares outstanding								30,352
Additional potential dilutive shares from in-the-money convertible notes(7)								1,612
Diluted shares, as reported								31,964
Convertible note hedges(8)								(1,201)
Diluted shares, as adjusted								30,763

	Six Months Ended June 30, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income (Loss)	Interest Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income (Loss)	Diluted EPS
As reported	$191,089	$180,343	$(8,074)	$20,993	$(7,772)	26.6%	$(21,473)	$(0.75)
% of sales	51.4%	48.5%	-2.2%
Plant utilization costs (2)	6,586	—	6,586	—	739		5,847
Product rationalization costs (3)	2,169	(2,095)	4,264	—	460		3,804
Restructuring and related costs (1)	1,087	(2,124)	3,211	—	346		2,865
Manufacturing consolidation costs (4)	3,387	—	3,387	—	837		2,550
Acquisition and integration costs (5)	1,457	(1,192)	2,649	—	722		1,927
	$205,775	$174,932	$12,023	$20,993	$(4,668)		$(4,480)
Adjusted gross profit %	55.3%
Amortization(6)	$3,000	(13,954)	16,954	(6,497)	5,775		17,676
Adjusted net income		$160,978	$28,977	$14,496	$1,107	7.7%	$13,196	$0.46
% of sales		43.3%	7.8%

(1) In 2021, the Company incurred restructuring costs related to restructuring of our sales force. In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of our sales force.

(2) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.

(3) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales.  The Company also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.

(4) In 2020, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(5) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and severance and integration costs mainly related to the Buffalo Filter, LLC acquisition.

(6) Includes amortization of intangible assets, deferred financing fees and debt discount.

(7) In 2021, the Company's average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes") resulting in additional potential diluted shares.

(8) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company's convertible note hedge transactions.

Reconciliation of Reported Net Income (Loss) to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020

Net income (loss)	$13,290	$(27,400)	$23,150	$(21,473)
Provision (benefit) for income taxes	2,997	(5,336)	2,868	(7,772)
Interest expense	9,420	11,401	19,772	20,993
Depreciation	3,984	4,588	8,741	9,234
Amortization	13,797	13,616	27,316	27,392
EBITDA	$43,488	$(3,131)	$81,847	$28,374

Stock based compensation	4,290	3,555	7,676	6,587
Plant underutilization costs	—	6,586	—	6,586
Product rationalization costs	—	4,264	—	4,264
Restructuring and related costs	—	3,211	414	3,211
Manufacturing consolidation costs	—	1,602	—	3,387
Acquisition and integration costs	—	1,091	—	2,649
Adjusted EBITDA	$47,778	$17,178	$89,937	$55,058

EBITDA Margin
EBITDA	17.0%	-2.0%	16.8%	7.6%
Adjusted EBITDA	18.7%	10.9%	18.4%	14.8%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and today’s conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability, as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2020 and listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income (loss); adjusted interest expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income (loss), adjusted diluted shares and adjusted diluted net earnings (loss) per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income (loss), interest expense, income tax expense (benefit), effective income tax rate, net income (loss), diluted shares and diluted net earnings (loss) per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.